SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 17, 2006

deCODE genetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30469	04-3326704
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

Sturlugata 8, IS-101 Reykjavík, Iceland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry Into A Material Definitive Agreement

On November 17, 2006, deCODE genetics, Inc.  (“deCODE” or the “Company”) completed the issuance and sale of $80,000,000 aggregate principal amount of its 3.50% Senior Convertible Notes due 2011 (the “Notes”) pursuant to the purchase agreement dated as of November 14, 2006 between the Company and Lehman Brothers, Inc., as representative of the initial purchasers (the “Initial Purchasers”) named therein (the “Purchase Agreement”).  The Notes were issued at a price of 70% of the principal amount.

In connection with the issuance and sale of the Notes, the Company entered into an indenture (the “Indenture”) dated as of November 17, 2006, by and between the Company and The Bank of New York, as trustee, and a resale registration rights agreement by and between the Company and Lehman Brothers, Inc., as representative of the Initial Purchasers (the “Registration Rights Agreement”).

The terms of the Notes are governed by the Indenture. The Notes will mature on April 15, 2011, unless earlier converted, redeemed or repurchased.  Interest on the Notes will accrue at the rate of 3.50% per year and will be payable semiannually in arrears on April 15 and October 15 of each year, commencing April 15, 2007.  Holders of the Notes may convert the Notes into the Company’s common stock at any time prior to the close of business on the business day prior to the maturity date of the Notes at an initial conversion price of $14.00 per share.  The conversion price and rate are subject to adjustment upon the occurrence of certain events described in the Indenture. We may redeem all or a portion of the notes for cash at any time on or after April 20, 2009, at 100% of the principal amount plus accrued interest.  Upon a change of control of deCODE, as defined in the Indenture, a holder of the Notes may require the Company to repurchase for cash all or a portion of its Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest.  If there is an event of default on the Notes, the principal amount of the Notes plus accrued and unpaid interest to the date of acceleration may be declared immediately due and payable subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving deCODE.

Pursuant to the Registration Rights Agreement, the Company agreed to file a shelf registration statement with respect to the resale of the Notes and the common stock issuable upon conversion of the Notes with the Securities and Exchange Commission within 90 days after the original issuance of the Notes and to use its commercially reasonable best efforts to cause the registration statement to become effective within 180 days after the original issuance of the Notes.  The Company agreed to keep the shelf registration statement effective until the earliest of two years after the original issuance of the Notes, the date when the holders of the Notes and the common stock issuable upon conversion of the Notes are able to sell all such securities immediately without restrictions pursuant to the volume limitations of Rule 144 under the Securities Act of 1933, as amended, (the “Securities Act”), or the date when all of the Notes and common stock issuable upon conversion of the Notes are registered under the shelf registration statement and sold in accordance with it. The Company will be required to pay additional interest, subject to some limitations, to the holders of the Notes if it fails to comply with its obligations to register the Notes and the common stock issuable upon conversion of the Notes.

The foregoing description of the Indenture and the Registration Rights Agreement is a summary only and is qualified in its entirety by the terms of the Indenture and the Registration Rights Agreement, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

A copy of the press releases issued by deCODE in connection with the issuance and sale of the Notes is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 2.03                                 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02                                 Unregistered Sales of Equity Securities.

On November 17, 2006, the Company sold $80,000,000 aggregate principal amount of the Notes (which included the exercise in full of the Initial Purchasers’ over-allotment option), to the Initial Purchasers at an aggregate offering price of $56,000,000.  Proceeds to the Company, after deducting the Initial Purchasers’ discount, were $53,396,000. The Notes are convertible into shares of the Company’s common stock based on an initial conversion rate of 71.4286 shares per $1,000 principal amount of Notes (which is equal to an initial conversion price of $14 per share), subject to adjustment under certain circumstances.  The information contained in Items 1.01 and 2.03 with respect to the Notes is incorporated herein by reference.

The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.  The offer and resale of the Notes by the Initial Purchasers were made in transactions exempt from the registration requirements of the Securities Act in accordance with Rule 144A thereunder; such offers and sales were made only to “qualified institutional buyers,” within the meaning of Rule 144A under the Securities Act, with adequate access to information about the Company, and appropriate notice and legends were affixed to the Notes regarding the restricted nature of the Notes.  The Company relied on these exemptions from registration based in part on representations made by the representative of the Initial Purchasers in the Purchase Agreement.

Item 9.01.                              Financial Statements and Exhibits

(c)              Exhibits

4.1

Indenture related to the 3.50% Senior Convertible Notes due 2011, dated as of November 17, 2006, between deCODE genetics, Inc. and The Bank of New York as trustee (including form of 3.50% Senior Convertible Note due 2011).

4.2	Registration Rights Agreement, dated as of November 17, 2006, by and between deCODE genetics, Inc. and Lehman Brothers, Inc., as representative of the Initial Purchasers.

99.1	Press release issued by deCODE genetics, Inc. dated November 17, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deCODE genetics, Inc.

By:	/s/ Kari Stefansson
Kari Stefansson,
President, Chief Executive Officer

Dated:  November 17, 2006